John Hancock Funds II (the Trust)
Global Absolute Return Strategies Fund (the fund)

Supplement dated June 26, 2019 to the current Prospectus (the prospectus), as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current prospectus.

At an in-person meeting held on June 24-26, 2019, the Trust’s Board of Trustees approved the hiring and appointment of Nordea Investment Management North America, Inc. (NIMNAI), to replace Standard Life Investments (Corporate Funds) Limited (Standard Life) as subadvisor to the fund, which is expected to be effective on or about August 30, 2019 (the Effective Date). In addition, the Board approved a change in the fund’s name and reduction in the fund’s management fee schedule, each effective as of the Effective Date.

In connection with the changes described above, the prospectus is hereby amended as of the Effective Date as follows:

1.	All references to Standard Life, and Aberdeen Standard Investments Inc., the fund’s sub-subadvisor, are deleted and replaced with NIMNAI as the subadvisor.

2.	The fund’s name is changed to Multi-Asset Absolute Return Fund, and all references to Global Absolute Return Strategies Fund are changed to reflect the fund’s new name.

3.	The second and fourth paragraphs of the “Principal investment strategies” portion of the “Fund summary” section of the prospectus are revised and restated as follows, respectively.

The fund may invest in equity and fixed-income securities of companies and government and supranational entities around the world, including in emerging markets. The fund is not subject to any maturity, market capitalization, or credit quality restrictions and may invest in high-yield below-investment-grade bonds (junk bonds) without limitation. The fund may invest significantly in particular economic sectors.

The manager seeks to maximize risk-adjusted absolute return by using multiple strategies across listed equity, equity-related, and debt securities, derivatives, or other instruments as part of a diversified portfolio. These strategies include exploiting market cyclicality and a diverse array of inefficiencies across and within markets.

The fifth and sixth paragraphs of the “Principal Investment Strategies” portion of the “Fund details” section of the prospectus are revised and restated as follows, respectively.

The fund also may invest extensively in derivative instruments, which are generally financial contracts whose value is derived from an underlying asset, reference rate, or index, and may relate to equity securities, fixed-income securities, interest rates, total return rates, currencies or currency exchange rates, and related indexes.

The manager employs a “multi-asset strategy” and seeks to achieve total return by delivering a diversified portfolio that makes use of multiple strategies across various asset classes. It aims to exploit market cyclicality and a diverse array of inefficiencies across and within markets to maximize risk-adjusted absolute return, by investing in listed equity, equity-related and debt securities, and derivatives or other instruments, both for investment and hedging purposes. The fund’s derivative investments may include futures, options, swaps (including credit default swaps and variance swaps) and foreign currency forward contracts.

4.	The following disclosure is added following the first paragraph under the heading “A note on performance” in the “Fund summary” section:

Prior to August 31, 2019, the fund was managed by a different subadvisor, and thus, the performance presented prior to August 31, 2019 should not be attributed to the current subadvisor, Nordea Investment Management North America, Inc. (NIMNAI). The fund’s performance shown below might have differed materially had NIMNAI managed the fund prior to August 31, 2019.

5.	In the “Average annual total returns” table under the heading “Past performance” in the “Fund summary” section, the returns of the ICE Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index and a blended index comprising 30% MSCI All Country World Index and 70% Bloomberg Barclays Global Aggregate Bond Hedged USD Index are added as stated below.

Average annual total returns (%)—as of 12/31/17	1 year	5 year	Since inception (12/19/11)
ICE Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)*	0.82%	0.23%	0.20%
30% MSCI All Country World Index and 70% Bloomberg Barclays Global Aggregate Bond Hedged USD Index (reflects no deduction for fees, expenses, or taxes)	8.96%	5.44%	6.20%

* Prior to August 31, 2019, the fund’s primary benchmark was the ICE Bank of America Merrill Lynch U.S. Dollar 6-Month Deposit Offered Rate Constant Maturity Index. Effective August 31, 2019, the fund’s primary benchmark index is the ICE Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index. The ICE Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index is better aligned with the fund’s investment strategy.

6.	The information regarding the subadvisor and sub-subadvisor under the heading “Investment management” in the “Fund summary” section is revised and restated in its entirety as follows:

Subadvisor Nordea Investment Management North America, Inc. (NIMNAI)

7.	In the “Fund summary” section, the information under the heading “Portfolio management” is revised and restated in its entirety as follows:

Dr. Asbjørn Trolle Hansen	Dr. Claus Vorm	Kurt Kongsted
Head of Multi Assets Team	Deputy Head of Multi Assets Team	Head of Strategic Asset Allocation
Managed the fund since 2019	Managed the fund since 2019	Managed the fund since 2019

8.	The management fee table under the heading “Management fee” in the “Fund details” section is revised and restated in its entirety as follows:

Average daily net assets ($)	Annual rate (%)
First 200 million	1.050
Next 300 million	1.000
Next 1.5 billion*	0.950
Next 2 billion	0.920
Excess over 4 billion	0.900

*	If aggregate net assets exceed $500 million, rate applies retroactively to all assets at or below $2.0 billion.

9.	The information in the “Fund details” section under the heading “Who’s who - Subadvisor” is replaced with the following:

The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.

Nordea Investment Management North America, Inc. (NIMNAI)

1211 Avenue of the Americas, 23rd Floor
New York, NY 10036

NIMNAI, a Delaware corporation, is a registered investment advisor with the SEC and a direct, wholly owned subsidiary of Nordea Investment Management AB (NIM). NIM, a Swedish investment firm under the supervision of the Swedish Financial Supervisory Authority headquartered in Stockholm, Sweden, with branches in Denmark, Finland, and Norway, is NIMNAI’s parent company. NIMNAI and NIM have an agreement where NIM, as an affiliate of NIMNAI, provides portfolio management, including investment decision, to NIMNAI with regard to NIMNAI’s clients’ portfolios.

The ultimate parent of NIMNAI, Nordea Bank Abp, is a publicly traded Finnish company, under the supervision of the banking authorities both in Finland and in the EU.

The head office of NIM is located at Mäster Samuelsgatan 21, M 540, SE 105 71 Stockholm, Sweden, and its U.S. office is located in New York, NY 10036, United States, at the address noted above. As of December 31, 2018, Nordea Asset Management (organizational division of Nordea Bank Abp and its wholly owned subsidiaries NIM and Nordea Investment Funds S.A.) had approximately $233.6 billion in assets under management. Nordea Asset Management’s sole business is asset management.

NIM manages assets on behalf of the Nordea Group and a wide range of third-party clients through a variety of investment vehicles. NIM offers discretionary portfolio management services across a broad range of asset classes, delivered via a variety of product structures.

NIM uses a team approach in its investment management decisions.

The following are brief biographical profiles of the leaders of the fund’s investment management team. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by NIMNAI.

Dr. Asbjørn Trolle Hansen • Head of Multi Assets Team • Managed the strategy since inception in 2005 • Joined NIM in 2004 • Began finance career in 1998	Dr. Claus Vorm • Deputy Head of Multi Assets Team • Managed the strategy since inception in 2005 • Joined NIM in 2004 • Began finance career in 2001
Kurt Kongsted • Head of Strategic Asset Allocation • Managed the strategy since inception in 2005 • Joined NIM in 2002 • Began finance career in 2002
10.	As of the Effective Date, Appendix 2 - Related Performance Information, is deleted in its entirety.

You should read this supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II (the Trust)
Global Absolute Return Strategies Fund (the fund)

Supplement dated June 26, 2019 to the current Statement of Additional Information (the SAI), as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current SAI.

At an in-person meeting held on June 24-26, 2019, the Trust’s Board of Trustees approved the hiring and appointment of Nordea Investment Management North America, Inc. (NIMNAI), to replace Standard Life Investments (Corporate Funds) Limited (Standard Life) as subadvisor to the fund, which is expected to be effective on or about August 30, 2019 (the Effective Date). In addition, the Board approved a change in the fund’s name effective as of the Effective Date.

In connection with the appointment of NIMNAI as subadvisor to the fund along with other related changes, the SAI is hereby amended as of the Effective Date as follows:

1.	All references to Standard Life, and Aberdeen Standard Investments Inc., the fund’s sub-subadvisor, are deleted and replaced with NIMNAI as the subadvisor.

2.	The fund’s name is changed to Multi-Asset Absolute Return Fund, and all references to Global Absolute Return Strategies Fund are changed to reflect the fund’s new name.

You should read this supplement in conjunction with the SAI and retain it for future reference.